ITR SUM -SUP-1 032316

Summary Prospectus Supplement dated March 23, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, Y, R5 and R6 shares of the Fund listed below:

Invesco International Total Return Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Investment Adviser: Invesco Advisers, Inc.

Portfolio Manager	Title	Length of Service on the Fund
Avi Hooper	Portfolio Manager (lead)	2010
Raymund Uy	Portfolio Manager	2014
Robert Waldner	Portfolio Manager	2014”

ITR SUM SUP-1 032316